Exhibit 24.1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of D & E Communications, Inc., hereby constitutes and appoints W. GARTH SPRECHER the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned in his or her name, place and stead, in any and all capacities (including the undersigned's capacity as a director and/or officer of D & E Communications, Inc.), granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable D & E Communications, Inc., to comply with the Securities Act of 1933, as amended (the "'33 Act"), and any rules, regulations, or requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, in connection with the registration under the '33 Act of the common stock, par value $0.16 per share, of D & E Communications, Inc., proposed to be issued in exchange for each issued and outstanding share of the common stock, par value $0.001 per share, of PCS One, Inc. pursuant to that certain Agreement and Plan of Merger between D & E Communications, Inc. and PCS One, Inc., as fully to all intents and purposes as the undersigned might or could do in person, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in the capacity of director and/or officer of D & E Communications, Inc., to any registration statement to be filed with the SEC in respect of said shares of common stock of D & E Communications, Inc., to any and all amendments and supplements to any such registration statement, including post-effective amendments thereto, and to any instruments or documents filed as part of or in connection with any such registration statement or amendments or supplements thereto, and to file such documents with the SEC; and the undersigned hereby ratifies and confirms that said attorney-in-fact and agent, or any one or more of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents on the date set forth opposite his or her name below.


Date: December 20, 1996                          /s/ Charles E. Thomas
                                                 ---------------------
                                                 Charles E. Thomas
                                                 Director

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of D & E Communications, Inc., hereby constitutes and appoints W. GARTH SPRECHER the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned in his or her name, place and stead, in any and all capacities (including the undersigned's capacity as a director and/or officer of D & E Communications, Inc.), granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable D & E Communications, Inc., to comply with the Securities Act of 1933, as amended (the "'33 Act"), and any rules, regulations, or requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, in connection with the registration under the '33 Act of the common stock, par value $0.16 per share, of D & E Communications, Inc., proposed to be issued in exchange for each issued and outstanding share of the common stock, par value $0.001 per share, of PCS One, Inc. pursuant to that certain Agreement and Plan of Merger between D & E Communications, Inc. and PCS One, Inc., as fully to all intents and purposes as the undersigned might or could do in person, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in the capacity of director and/or officer of D & E Communications, Inc., to any registration statement to be filed with the SEC in respect of said shares of common stock of D & E Communications, Inc., to any and all amendments and supplements to any such registration statement, including post-effective amendments thereto, and to any instruments or documents filed as part of or in connection with any such registration statement or amendments or supplements thereto, and to file such documents with the SEC; and the undersigned hereby ratifies and confirms that said attorney-in-fact and agent, or any one or more of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents on the date set forth opposite his or her name below.

Date: December 20, 1996                 /s/ Steven B. Silverman
                                        -----------------------
                                        Steven B. Silverman
                                        Director

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of D & E Communications, Inc., hereby constitutes and appoints W. GARTH SPRECHER the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned in his or her name, place and stead, in any and all capacities (including the undersigned's capacity as a director and/or officer of D & E Communications, Inc.), granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable D & E Communications, Inc., to comply with the Securities Act of 1933, as amended (the "'33 Act"), and any rules, regulations, or requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, in connection with the registration under the '33 Act of the common stock, par value $0.16 per share, of D & E Communications, Inc., proposed to be issued in exchange for each issued and outstanding share of the common stock, par value $0.001 per share, of PCS One, Inc. pursuant to that certain Agreement and Plan of Merger between D & E Communications, Inc. and PCS One, Inc., as fully to all intents and purposes as the undersigned might or could do in person, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in the capacity of director and/or officer of D & E Communications, Inc., to any registration statement to be filed with the SEC in respect of said shares of common stock of D & E Communications, Inc., to any and all amendments and supplements to any such registration statement, including post-effective amendments thereto, and to any instruments or documents filed as part of or in connection with any such registration statement or amendments or supplements thereto, and to file such documents with the SEC; and the undersigned hereby ratifies and confirms that said attorney-in-fact and agent, or any one or more of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents on the date set forth opposite his or her name below.

Date: December 20, 1996                    /s/ John Amos
                                           -------------
                                           John Amos
                                           Director

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of D & E Communications, Inc., hereby constitutes and appoints W. GARTH SPRECHER the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned in his or her name, place and stead, in any and all capacities (including the undersigned's capacity as a director and/or officer of D & E Communications, Inc.), granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable D & E Communications, Inc., to comply with the Securities Act of 1933, as amended (the "'33 Act"), and any rules, regulations, or requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, in connection with the registration under the '33 Act of the common stock, par value $0.16 per share, of D & E Communications, Inc., proposed to be issued in exchange for each issued and outstanding share of the common stock, par value $0.001 per share, of PCS One, Inc. pursuant to that certain Agreement and Plan of Merger between D & E Communications, Inc. and PCS One, Inc., as fully to all intents and purposes as the undersigned might or could do in person, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in the capacity of director and/or officer of D & E Communications, Inc., to any registration statement to be filed with the SEC in respect of said shares of common stock of D & E Communications, Inc., to any and all amendments and supplements to any such registration statement, including post-effective amendments thereto, and to any instruments or documents filed as part of or in connection with any such registration statement or amendments or supplements thereto, and to file such documents with the SEC; and the undersigned hereby ratifies and confirms that said attorney-in-fact and agent, or any one or more of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents on the date set forth opposite his or her name below.

Date: December 20, 1996                     /s/ G. William Ruhl
                                            -------------------
                                            G. William Ruhl
                                            Director and Senior Vice President

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of D & E Communications, Inc., hereby constitutes and appoints W. GARTH SPRECHER the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned in his or her name, place and stead, in any and all capacities (including the undersigned's capacity as a director and/or officer of D & E Communications, Inc.), granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable D & E Communications, Inc., to comply with the Securities Act of 1933, as amended (the "'33 Act"), and any rules, regulations, or requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, in connection with the registration under the '33 Act of the common stock, par value $0.16 per share, of D & E Communications, Inc., proposed to be issued in exchange for each issued and outstanding share of the common stock, par value $0.001 per share, of PCS One, Inc. pursuant to that certain Agreement and Plan of Merger between D & E Communications, Inc. and PCS One, Inc., as fully to all intents and purposes as the undersigned might or could do in person, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in the capacity of director and/or officer of D & E Communications, Inc., to any registration statement to be filed with the SEC in respect of said shares of common stock of D & E Communications, Inc., to any and all amendments and supplements to any such registration statement, including post-effective amendments thereto, and to any instruments or documents filed as part of or in connection with any such registration statement or amendments or supplements thereto, and to file such documents with the SEC; and the undersigned hereby ratifies and confirms that said attorney-in-fact and agent, or any one or more of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents on the date set forth opposite his or her name below.

Date: December 20, 1996            /s/ Robert M. Lauman
                                   --------------------
                                   Robert M. Lauman
                                   Director, Executive Vice President and
                                   Chief Operating Officer

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of D & E Communications, Inc., hereby constitutes and appoints W. GARTH SPRECHER the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned in his or her name, place and stead, in any and all capacities (including the undersigned's capacity as a director and/or officer of D & E Communications, Inc.), granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable D & E Communications, Inc., to comply with the Securities Act of 1933, as amended (the "'33 Act"), and any rules, regulations, or requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, in connection with the registration under the '33 Act of the common stock, par value $0.16 per share, of D & E Communications, Inc., proposed to be issued in exchange for each issued and outstanding share of the common stock, par value $0.001 per share, of PCS One, Inc. pursuant to that certain Agreement and Plan of Merger between D & E Communications, Inc. and PCS One, Inc., as fully to all intents and purposes as the undersigned might or could do in person, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in the capacity of director and/or officer of D & E Communications, Inc., to any registration statement to be filed with the SEC in respect of said shares of common stock of D & E Communications, Inc., to any and all amendments and supplements to any such registration statement, including post-effective amendments thereto, and to any instruments or documents filed as part of or in connection with any such registration statement or amendments or supplements thereto, and to file such documents with the SEC; and the undersigned hereby ratifies and confirms that said attorney-in-fact and agent, or any one or more of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents on the date set forth opposite his or her name below.

Date: December 20, 1996                 /s/ Ronald E. Frisbie
                                        ---------------------
                                        Ronald E. Frisbie
                                        Director

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of D & E Communications, Inc., hereby constitutes and appoints W. GARTH SPRECHER the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned in his or her name, place and stead, in any and all capacities (including the undersigned's capacity as a director and/or officer of D & E Communications, Inc.), granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable D & E Communications, Inc., to comply with the Securities Act of 1933, as amended (the "'33 Act"), and any rules, regulations, or requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, in connection with the registration under the '33 Act of the common stock, par value $0.16 per share, of D & E Communications, Inc., proposed to be issued in exchange for each issued and outstanding share of the common stock, par value $0.001 per share, of PCS One, Inc. pursuant to that certain Agreement and Plan of Merger between D & E Communications, Inc. and PCS One, Inc., as fully to all intents and purposes as the undersigned might or could do in person, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in the capacity of director and/or officer of D & E Communications, Inc., to any registration statement to be filed with the SEC in respect of said shares of common stock of D & E Communications, Inc., to any and all amendments and supplements to any such registration statement, including post-effective amendments thereto, and to any instruments or documents filed as part of or in connection with any such registration statement or amendments or supplements thereto, and to file such documents with the SEC; and the undersigned hereby ratifies and confirms that said attorney-in-fact and agent, or any one or more of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents on the date set forth opposite his or her name below.

Date: December 20, 1996                 /s/ Anne B.Sweigart
                                        ------------------
                                        Anne B. Sweigart
                                        Director, Chairman, President and
                                        Chief Executive Officer

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of D & E Communications, Inc., hereby constitutes and appoints W. GARTH SPRECHER the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned in his or her name, place and stead, in any and all capacities (including the undersigned's capacity as a director and/or officer of D & E Communications, Inc.), granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable D & E Communications, Inc., to comply with the Securities Act of 1933, as amended (the "'33 Act"), and any rules, regulations, or requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, in connection with the registration under the '33 Act of the common stock, par value $0.16 per share, of D & E Communications, Inc., proposed to be issued in exchange for each issued and outstanding share of the common stock, par value $0.001 per share, of PCS One, Inc. pursuant to that certain Agreement and Plan of Merger between D & E Communications, Inc. and PCS One, Inc., as fully to all intents and purposes as the undersigned might or could do in person, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in the capacity of director and/or officer of D & E Communications, Inc., to any registration statement to be filed with the SEC in respect of said shares of common stock of D & E Communications, Inc., to any and all amendments and supplements to any such registration statement, including post-effective amendments thereto, and to any instruments or documents filed as part of or in connection with any such registration statement or amendments or supplements thereto, and to file such documents with the SEC; and the undersigned hereby ratifies and confirms that said attorney-in-fact and agent, or any one or more of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents on the date set forth opposite his or her name below.

Date: December 20, 1996                 /s/ Paul W. Brubaker
                                        --------------------
                                        Paul W. Brubaker
                                        Director